                                                                    EXHIBIT 99.1

ON2 ANNOUNCES FIRST QUARTERLY EBITDA PROFIT AS A PUBLIC COMPANY

Company Posts 58% Revenue Growth Over Fourth Quarter 2002

NEW YORK, NY (APRIL 28, 2003). On2 Technologies, Inc. today announced its first quarter 2003 financial results.

Revenue for the three months ended March 31, 2003 was $1,283,000, a gain of 7% over first quarter 2002 revenue of $1,202,000.

Operating expenses for the first quarter of 2003 were $1,435,000, a decrease of $1,137,000 or 44% from first quarter of 2002 operating expenses of $2,572,000.

The net loss for the first quarter of 2003 was $169,000 ($0.00 per share), an improvement of $1,225,000 over the first quarter 2002 net loss of $1,394,000 ($0.03 per share).

On an EBITDA basis, the company posted a profit of $100,000 in the first quarter of 2003. This is the first quarterly EBITDA profit since the company went public in 1999. The reconciliation of net loss to EBITDA is as follows:

                                   Three months ended March 31,
                                     2003             2002
                                   ---------       -----------
Net Loss (GAAP)                    ($169,000)      ($1,394,000)

Interest Expense                      17,000                --
Taxes                                  2,000            13,000
Depreciation and Amortization        250,000           398,000
                                   ---------       -----------
                                     269,000           411,000
EBITDA                             $ 100,000       ($  983,000)

"In addition to the gratifying improvement in On2's business performance, it should be noted that the Company's financial position improved as well, with an increase in the current ratio at March 31, 2003 to 3.9 from the healthy 2.4 at December 31, 2002," said Mark Meagher, Chief Financial Officer of the Company.

"Our Asian business continued to be strong this quarter and we expect this trend to continue for the remainder of the year," added Douglas A. McIntyre, Chairman, President and Chief Executive Officer of the Company.

The Company will host a conference call and a live webcast regarding its first quarter 2003 financial results on April 28, 2003 at 5:00 p.m. EST. During the conference call the Company will also offer details of the upcoming launch of VP6, including a summary of VP6 specifications.

To access the live webcast of the conference call, please use the following:

 http://www.vcall.com/CEPage.asp?ID=83765

The webcast will be available for replay until April 28, 2004.

The dial-in information for the conference call is as follows:

Toll free number:    877-407-9205

The conference call will be archived and available for replay until 11:59 pm on April 29, 2003. The replay information is as follows:
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Replay Number (Toll Free):  877-660-6853
Replay Passcodes (both required for playback):
        Account #: 1628
        Confirmation #: 64289

The earnings release and related financial information to be discussed during the conference call will be available on the company's website at http://www.on2.com/releases.

ABOUT ON2 TECHNOLOGIES, THE DUCK CORPORATION

On2 Technologies (AMEX: ONT) is a leading technology firm at the forefront of video compression. The Company revolutionized video encoding with the creation of its advanced full-motion, full-screen, video compression and streaming technology (TrueMotion(R) VP4/VP5/VP6). On2 licenses its high quality video codecs for use in set-top boxes, consumer electronics devices and wireless applications. In addition, On2 offers a suite of products and services, including high-level video encoding, customized technical support, and consulting/integration services. Located in New York City, the Company has an office in Clifton Park, NY, and operations in Cambridge, UK. On2 may be reached at 21 Corporate Drive, Suite 103, Clifton Park, NY 12065 or info@on2.com or sales@on2.com.

FOR MORE INFORMATION CONTACT ON2:

Mark Meagher

212-947-7886, or mmeagher@on2.com

This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements relating to future financial results, specifically, potential for future Asian business and revenues. These forward-looking statements are subject to the safe harbor provisions of the aforementioned Sections and the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve potential risks and uncertainties including those described in our filings with the SEC, and that the actual results or developments may differ materially from those in the forward-looking statements as a result of various factors. Potential risks and uncertainties include, but are not limited to, general economic conditions, competition in the compression technology industry, the company's history of operating losses and the ability to obtain additional operating funds. We have based these forward-looking statements on information currently available and disclaim any intention or obligation to update or revise any forward-looking statement.
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                             ON2 TECHNOLOGIES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                     MARCH 31,      DECEMBER 31,
                              ASSETS                   2003           2002
                                                    ----------      ----------
                                                   (unaudited)
Current assets:

Cash and cash equivalents                           $  483,000      $  553,000
Accounts receivable                                  1,262,000         601,000
Prepaid expenses and other current assets              123,000         101,000
                                                    ----------      ----------

Total current assets                                 1,868,000       1,255,000

Property and equipment, net                            264,000         353,000
Purchased technology, net                              307,000         463,000
Other assets                                             9,000           9,000
                                                    ----------      ----------

Total assets                                        $2,448,000      $2,080,000
                                                    ==========      ==========

LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:

Accounts payable and accrued expenses               $  472,000      $  520,000
Deferred revenue                                         3,000              --
Current portion of capital lease obligations             4,000           4,000
                                                    ----------      ----------

Total current liabilities                              479,000         524,000

Long term portion of capital lease obligations           4,000           5,000

Convertible debentures                                 575,000         569,000

Stockholders' equity                                 1,390,000         982,000
                                                    ----------      ----------

Total liabilities and stockholders' equity          $2,448,000      $2,080,000
                                                    ==========      ==========

                             ON2 TECHNOLOGIES, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                   THREE MONTHS ENDED MARCH 31,
                                                 -------------------------------
                                                    2003               2002
                                                 ------------       ------------
Revenue                                          $  1,283,000       $  1,202,000

Operating expenses (A):
  Cost of revenue                                     404,000            472,000
  Research and development                            325,000            691,000
  Sales and marketing                                  85,000            371,000
  General and administrative                          621,000          1,038,000
                                                 ------------       ------------

Total operating expenses                            1,435,000          2,572,000
                                                 ------------       ------------

Loss from operations                                 (152,000)        (1,370,000)

Interest and other (expense) income, net              (15,000)           (11,000)
                                                 ------------       ------------

Loss before provision for income taxes               (167,000)        (1,381,000)

Provision for income taxes                              2,000             13,000
                                                 ------------       ------------

Net loss                                         $   (169,000)      $ (1,394,000)
                                                 ============       ============

Basic and diluted net loss per common share      $      (0.00)      $      (0.03)
                                                 ============       ============

Weighted average basic and diluted
common shares outstanding                          59,608,000         42,835,000
                                                 ============       ============


(A) Operating expenses include $93,000 of depreciation of fixed assets and $157,000 of amortization of purchased technology for the three months ended March 31, 2003. Operating expenses include $241,000 of depreciation of fixed assets and $157,000 of amortization of purchased technology for the three months ended March 31, 2002.